EXHIBIT 10.51
                                                                   -------------


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT, dated effective the 14th day of November, 2000, is made by and among, VALUEFLASH.COM, INC., a Delaware corporation ("Debtor"), and CDKNET.COM, INC., a Delaware corporation, STEVEN A. HOROWITZ, and DAN ROC LIMITED PARTNERSHIP, a New York limited partnership (each individually a "Secured Party" and collectively the "Secured Parties").

         WHEREAS, the Secured Parties require, as an inducement to provide the Financing (as defined below), to be secured on the terms and conditions below;

         WHEREAS, the Secured Parties have advanced sums to the Debtor, due on demand, with interest at the rate of Ten percent (10%) per annum, as follows;
(i) Two Hundred Fifty Thousand Dollars by the Dan Roc Limited Partnership; (ii) One Hundred Thousand Dollars by Steven A. Horowitz; and (iii) One Hundred Thousand Dollars by CDKnet.com, Inc. and the to parties hereto contemplate further advances by the Secured Parties to the Debtor; (the completed and contemplated advances collectively referred to as the "Financing").

         WHEREAS, the Debtor issued to the Secured Parties, as part of the Financing, secured promissory notes, with interest at the rate of Ten percent (10%) per annum, in the principal amounts as follows; (i) Two Hundred Fifty Thousand Dollars to the Dan Roc Limited Partnership, dated effective the 10th day of October; (ii) One Hundred Thousand Dollars to CDKnet.com, Inc., dated effective the 31st day of October; and (iii) One Hundred Thousand Dollars to Steven A. Horowitz, dated effective the 14th day of November and hereby warrants, covenants and agrees to issue secured promissory notes for any future advances as part of the Financing (each individually referred to as a "Note" and collectively as the "Notes") ;

         WHEREAS, the Debtor has agreed, as an inducement to the Financing, to secure all of its obligations under the Notes by granting to each of the Secured Parties a security interest in certain assets of the Debtor listed on SCHEDULE "A" attached hereto and incorporated herein by reference, on the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant of Security Interest. As collateral security for the payment, performance and observance of the Notes (the "Obligations"), the Debtor hereby grants to the Secured Parties a security interest in; (a) any monies due the Debtor arising out of an exempt offering by the Debtor of up to 92 units consisting of convertible debentures and warrants offered to accredited investors through the investment bank of J.P. Turner & Company and/or any other private placement of equity or debt offered by the Company, with the written consent of the Secured Parties, at any time from the date hereof until all amounts due and owing under the Notes shall be repaid, (b) , and a collateral assignment of, all of the Debtor's intellectual property (including, but not limited to patents, patent applications, patents pending, licenses and trademarks), and (c) all of the Debtor's account receivables, inventory and equipment, as each are described on SCHEDULE "A" attached hereto, together with any and all additions thereto and replacements and proceeds thereof (collectively, the "Collateral").

2. Representations, Warranties and Covenants. The Debtor represents, warrants and covenants as follows:

         (a) The Debtor has full corporate power, authority and legal right to grant a security interest in all of the Collateral pursuant to this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Debtor, enforceable against it in accordance with the terms.

         (b) No consent of any other party (including, without limitation, stockholders or creditors of any of the Debtor) and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required and has not been obtained either (i) for the grant of the security interest in the Collateral pursuant to this Agreement, or (ii) for the execution, delivery or performance of this Agreement.

         (c) All filings, registrations and recordings necessary, appropriate or reasonably requested by the Secured Parties to create, preserve, protect and perfect the security interest granted by the Debtor to the Secured Parties hereby in respect of the Collateral and required to be made on or before the date hereof have been accomplished. The security interest granted to the Secured Parties pursuant to this Agreement in and to the Collateral constitutes and hereafter will constitute a perfected security interest therein (assuming fully executed UCC-1 Financing Statements are properly filed with the Secretary of State of the State of New York, County of New York, superior and prior to the rights of all other persons therein, and subject to no other Liens (as such term is defined below)).

         (d) The Debtor is, as of the date hereof, and, as to Collateral acquired by it from time to time after the date hereof, will be, the owner of the Collateral free from any Lien, except Permitted Liens (as such term is defined below) or other right, title or interest of any persons other than the Secured Parties, and the Debtor shall defend its ownership of the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to the Secured Parties.

         (e) There is no financing statement or assignment on file in any jurisdiction (or similar statement, notice of assignment or instrument of registration under the law of any jurisdiction or the U.S. Patent and Trademark Office) covering or purporting to cover any interest of any kind in the Collateral, and the Debtor shall not execute or authorize to be filed in any public office any financing statement (or similar statement, notice of assignment or instrument of registration under the law of any jurisdiction) relating to its ownership of the Collateral, except financing statements filed or to be filed in respect of, and covering the security interests granted hereby by the Debtor or granted by the Debtor to such holders.

         (f) The chief executive office of Debtor is located at 250 West 57th Street, New York, New York. The Debtor shall not move its chief executive offices until, (i) it has given to the Secured Party not less than fifteen (15) days' prior written notice of its intention so to do (or, if move is within New York County, such prior notice up to fifteen (15) days as can be reasonably given), setting forth the new location (which shall be in the continental United States of America) and such other information in connection therewith as the Secured Party may reasonably request, and (ii) with respect to such new location, the Debtor shall have taken all action reasonably satisfactory to the Secured Parties to maintain the perfection and proof of the security interest of the Secured Parties in the Collateral intended to be granted hereby, including, without limitation, obtaining waivers of landlord's or warehouseman's liens with respect to such new location.

         (g) The Debtor shall not change its corporate name until (i) it shall have given to the Secured Parties not less than fifteen (15) days' prior written notice of its intention so to do, clearly describing such new name and providing such other information in connection therewith as the Secured Parties may request, and (ii) with respect to such new name, the Debtor shall have taken all action reasonably satisfactory to the Secured Parties to maintain the perfection and proof of the security interest of the Secured Parties in the Collateral intended to be granted hereby.

         (h) All of the Collateral held on the date hereof and provided for herein by the Debtor is located at (i) the Debtor's chief executive offices at 250 West 57th Street, New York, New York, 10019, (ii) the Debtor's sales office located at 11601 Wilshire Boulevard, Los Angeles, (iii) the Debtor's co-location facility located at 580 Winter Street, Waltham Massachusetts and the Connecticut offices of Energenic, LLC, a software development company working exclusively for the Company (collectively the "Collateral Location"). All Collateral now held or subsequently acquired shall be kept at the Collateral Location or such new location as the Debtor may establish, provided, however, that before establishing such new location, (i) the Debtor shall have given the Secured Parties no less than fifteen (15) days' prior notice thereof (or, if move is within New York County, such prior notice up to fifteen (15) days as can be reasonably given), clearly describing such new location (which shall be in the continental United States of America) and shall have provided such other information in connection therewith as the Secured Party may reasonably request, and (ii) with respect to such new location, the Debtor shall have taken all action reasonably satisfactory to the Secured Parties to maintain the perfection and proof of the security interest in the Collateral intended to be granted hereby, including, without limitation, obtaining waivers of landlord's or warehouseman's liens with respect to such new location.

         (i) The Debtor will not assign, transfer, sell, lease or otherwise dispose of any of the Collateral except in the ordinary course of business.

         (j) The Debtor will use its ownership of the Collateral for lawful purposes only, and in conformity with all applicable laws, ordinances and regulations.

         (k) The Collateral is now and shall remain personal property, and the Debtor will not permit any material part of the Collateral to become a fixture without prior written notice to and consent of the Secured Parties and without first making all arrangements, and delivering, or causing to be delivered, to the Secured Parties all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords or mortgagees, reasonably requested by and reasonably satisfactory in form and substance to the Secured Parties to preserve and protect the security interest granted herein, and to effectuate or maintain the priority thereof, against all persons.

         (l) The Debtor will maintain at its chief executive office proper books of account and records in accordance with generally accepted accounting principles applied on a consistent basis, and will deliver to the Secured Parties the following:

                  (i) as soon as available and in any event within sixty (60) days after the end of each quarter of its fiscal years, its balance sheet as of the end of such quarter, statements of income, stockholders' equity and the related statements of its cash flows for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year in reasonable detail and prepared in accordance with generally accepted accounting principles for interim accounting period accounting, consistently applied (subject to year-end audit adjustments) in the form filed with the Securities and Exchange Commission ("Commission") or, if no such filings are made, such financial information shall be duly certified by the President or Chief Financial Officer; and

                  (ii) as soon as available and in any event within one hundred and forty (140) days after the end of each of its fiscal years, a copy its balance sheet as of the end of such fiscal year, statements of income, stockholders' equity and the related statements of its cash flows for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal year, setting forth in comparative form the corresponding figures for the corresponding preceding fiscal year in reasonable detail and prepared in accordance with generally accepted accounting principles for interim accounting period accounting, consistently applied (subject to year-end audit adjustments) in the form filed with the Securities and Exchange Commission ("Commission") or, if no such filings are made, such financial information shall be duly certified by the President or Chief Financial Officer

         (m) The Secured Parties and their agents, advisors and counsel may, at the Secured Party's expense, visit and inspect any of the facilities of the Debtor for the purpose of inspecting the Collateral, at reasonable times and with reasonable prior notice during normal business hours in a manner not disruptive to the Debtor's business. The Debtor will furnish to the Secured Parties such other information as it from time to time may reasonably request.

         (n) The Debtor will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business and operations or the ownership of its properties, including, without limitation, all jurisdictions in which any of the Collateral is located. The Debtor shall preserve and maintain all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and necessary to the conduct of its business.

         (o) The Debtor will pay and discharge when due and payable, all lawful taxes, subject to any available extensions, assessments and governmental charges or levies imposed upon the income, profits, property or business of it; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if it shall have set aside on its books adequate reserves with respect thereto, and provided, further, that it will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any Lien which may have attached to the Collateral as security therefore.

         (p) The Debtor will not create, incur, assume or suffer to exist any Lien of any nature, upon or with respect to any of the Collateral or assign or otherwise convey any right to receive income, except Permitted Liens.

         (q) The Debtor will not incur or suffer to exist any Indebtedness (as such term is defined below) except:

                  (i) Indebtedness secured by purchase money security interests securing the purchase price of goods and services and capitalized equipment leases, but specifically excluding any sale leaseback of all or any portion of the Collateral; and

                  (ii) Indebtedness relating to current liabilities incurred in the ordinary course of business, including, without limitation, liabilities incurred in fulfillment of purchase orders received by the Debtor; but in no event in excess of Fifty Thousand Dollars ($50,000) without prior written consent.

                  (iii) Indebtedness related to debt or equity fund raising, except as set forth in Paragraph 1, above.

         (r) The Debtor will not permit any change in the nature of its business or merge or consolidate with any other person, nor permit any impairment of the Collateral.

         (s) The Debtor will not purchase, redeem, retire, or otherwise acquire for value any shares of its respective capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding or return any capital to its stockholders, and Debtor shall not declare or pay any dividends or make any distribution of assets to its stockholders as such.

         (t) The Debtor will not sell, transfer, lease or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its assets.

         (u) The Debtor shall conduct its business in the ordinary course and the Debtor shall not permit or cause work typically performed by it to be performed by another Affiliate of the Debtor or to take any other actions to purposely diminish the value of the Collateral;

         (v) The Debtor will not guarantee any Indebtedness or make any loan or advance to any person, except customary travel and entertainment advances to employees.

         (w) The Debtor will, at its own cost and expense, perform all acts and execute all documents reasonably requested by the Secured Parties from time to time to evidence, perfect, maintain or enforce the Secured Party's security interest granted herein, and to effectuate or maintain the priority thereof or otherwise to carry out the provisions and purposes of this Agreement.

         (x) The Debtor shall promptly advise the Secured Parties of any event or occurrence which results in or is likely to result in a breach of the covenants contained herein, describing such event or occurrence in reasonable detail. The Debtor will also promptly advise the Secured Parties of any facts which cast any doubt upon the accuracy or completeness in any material respects of any of the representations and warranties contained herein.

3. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

         (a) "Affiliate" has the meaning ascribed to that term in Rule 12b-2 under the Securities Exchange Act of 1934, or any successor rule;

         (b) "Indebtedness" shall mean, with respect to any person, (i) all obligations of such person for borrowed money, or with respect to deposits or advances of any kind (other than deposits, advances or excess payments accepted in connection with the sale by such person of products or services in the ordinary course of business), (ii) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, with the specific exception of certain contemplated offerings made through J.P. Turner & Company, including, but not limited to an exempt offering by the Debtor of up to 92 units consisting of convertible debentures and warrants offered to accredited investors and/or any other private placement of equity or debt offered by the Company with the written permission of the Secured Parties, (iii) all obligations of such person upon which interest charges are customarily paid (other than obligations accepted in connection with the purchase by such person of products or services in the ordinary course of business), (iv) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person, (v) all obligations of such person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers incurred in the ordinary course of business and paid when due), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien or security interest on property owned or acquired by such person whether or not the obligations secured thereby have been assumed, (vii) all obligations of such person under leases required to be accounted for as capital leases under generally accepted accounting principles, and (viii) all guarantees of such person;

         (c) "Lien" shall mean any restriction, mortgage, pledge, assignment, security interest, encumbrance, lien or charge of any kind, any conditional sale or other title retention agreement or any lease in the nature thereof (including any agreement to give any of the foregoing);

         (d) "Permitted Liens" shall mean:


                  (i) for taxes, assessments or governmental charges or levies on property of any Debtor if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

                  (ii) imposed by law, such as carriers, warehousemen's and mechanics' Liens and other similar Liens arising in the ordinary course of business;

                  (iii) arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                  (iv) arising from any litigation or proceeding which is being contested in good faith by appropriate proceedings, provided, however, that no execution or levy has been made;

                  (v) securing the performance of bids, tenders, contracts (other than for the repayment of borrowed money), statutory obligations and surety bonds; and.

4. Events of Default. The Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions (herein called "Events of Default"):

         (a) The occurrence of an Event of Default under any Note (which Event of Default shall be deemed a default under all Notes);

         (b) The Debtor shall fail to perform any of its respective obligations under this Agreement, including, without limiting the generality of the foregoing, any covenants under

Section 2 herein, and such failure shall continue beyond five (5) days after notice of such failure to perform is provided by the Secured Parties to the Debtor; or

         (c) Any representation, warranty or statement made by the Debtor herein is found to have been false or misleading in any material respect as of the time when made.

5. Remedies Upon Default. Upon the occurrence of an Event of Default, and at any time thereafter while such Event of Default remains unremedied and unwaived, any of the Secured Parties shall notify, in writing, the Debtor of such default. Upon the receipt by the Debtor of such written notice, the Secured Parties shall have the following rights and remedies (to the extent permitted by applicable law), in addition to all rights and remedies of the Secured Parties under the UCC, at law or in equity, and in addition to all rights and remedies granted to the Secured Parties under the Note, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently:

         (a) Any of the Secured Parties may, at any time and from time to time, with or without judicial process or the aid and assistance of others, enter upon the Collateral Location and, without resistance or interference by the Debtor, take possession of the Collateral, and/or dispose of any Collateral on any such premises, and/or require any of the Debtor to assemble and make available to the Secured Parties, at the expense of the Debtor, any Collateral at any place and time designated by the Secured Parties which is reasonably convenient to all parties, and/or remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof and/or sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the

Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such person(s) as the Secured Parties deems best, all without demand, notice or advertisement whatsoever except that, where an applicable statute requires reasonable notice of sale or other disposition, the Debtor hereby agrees that the sending of five
(5) days' notice by certified mail, return receipt requested, to the Debtor's address set forth in Section 2, Paragraph (f) hereof, or such other address as the Debtor may provide to the Secured Parties from time to time, shall be deemed reasonable notice thereof. If any Collateral is sold by the Secured Parties upon credit or for future delivery, the Secured Parties shall not be liable for the failure of the purchaser to pay for same and in such event the Secured Parties may resell such Collateral in accordance with the terms set forth above. The Secured Parties may buy any Collateral at any public sale and, if any Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, the Secured Parties may buy such Collateral at private sale and in each case may make payment therefore by any means.

         (b) The Secured Parties may apply the cash proceeds actually received from any sale or other disposition of Collateral to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorneys' fees and all reasonable legal, travel and other expenses which may be incurred by the Secured Parties in attempting to collect the Obligations or enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then toward the payment of the Obligations; and the Debtor shall remain liable and will pay the Secured Parties on demand any deficiency remaining after the application of such cash proceeds, together with interest thereon at the highest rate then payable on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to the Debtor, subject to any duty of the Secured Parties imposed by law to the holder of any subordinate security interest in the Collateral known to the Secured Parties.

         (c) The Secured Parties may appropriate, set off and apply to the payment of the Obligations, any Collateral in or coming into the possession of the Secured Parties or its agents, without notice to the Debtor and in such manner as the Secured Parties may, in its reasonable discretion, determine without regard to the existence or sufficiency of other collateral therefore.

         (d) Any of the Secured Parties, acting as permitted above, shall be acting on behalf of itself as well as the other Secured Parties and shall hold any sums received from the Debtor on a pro rata basis on behalf of the other Secured Parties.

6. Power of Attorney. To effectuate the terms and provisions hereof, the Debtor, so long as an Event of Default has occurred and is continuing, hereby designates and appoints each of the Secured Parties and the Secured Party's designees or their agents as attorneys-in-fact of the Debtor, irrevocably and with power of substitution, each with authority to:

         (a) endorse the name of the Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of Collateral that may come into the Secured Party's possession;

         (b) sign the name of the Debtor on any invoices, documents, drafts against and notices to account debtors or obligors of the Debtor, assignments and requests for verification of accounts;

         (c) execute proofs of claim and loss; (iv) execute endorsements, assignments or other instruments of conveyance or transfer with respect to instruments which constitute the Collateral;

         (d) adjust and compromise any claims under insurance policies or otherwise;

         (e) execute releases;

         (f) receive, open and dispose of all mail addressed to the Debtor and notify the Post Office authorities to change the address for delivery of mail addressed to the Debtor to such address as the Secured Parties may designate; and

         (g) do all other acts and things necessary or advisable in the sole discretion of the Secured Parties to carry out and enforce this Agreement or the Obligations. All acts done under the foregoing authorization are hereby ratified and approved and neither the Secured Parties nor any designee or an agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law; provided, that the Secured Parties shall not be relieved of liability to the extent its or its agent's or designee's act, error or mistake constituted gross negligence or willful misconduct. This power of attorney being coupled with an interest is irrevocable while any Obligations shall remain unpaid.

7. Care of Collateral. Each of the Secured Parties shall have the duty to exercise reasonable care in the custody and preservation of any Collateral in their respective possession, which duty shall be fully satisfied if each such Secured Party accord such Collateral treatment substantially the same as that which they accord similar property owned by them, and, with respect to each such Secured Party's custody and preservation of any of the Collateral in their possession, the Debtor releases each such Secured Party from, and agree to indemnify, defend, and hold harmless such Secured Parties with respect to, any third party claims, causes of actions, and demands at any time arising out of or with respect to each such Secured Party's custody and/or preservation of the Collateral at any time in such Secured Party's possession, except that such release and indemnity shall not be applicable to the extent that any such claims, causes of actions, or demands have resulted from the respective Secured Party's gross negligence or willful misconduct. Each such Secured Party's prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations.

8. Expenses. So long as an Event of Default has occurred and is continuing, upon demand, the Debtor will pay to the Secured Parties the amount of any and all reasonable expenses, including the fees and expenses of its counsel and the fees and expenses of any experts and agents, which the Secured Parties may incur in connection with (i) the collection of the Obligations, (ii) the administration of this Agreement, (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iv) the exercise or enforcement of any of the rights of the Secured Parties hereunder, or (v) the failure of the Debtor to perform or observe any of the provisions hereof. All amounts payable by the Debtor under this Section shall be due upon demand and shall be part of the Obligations. The Debtor's obligations under this Section shall survive the termination of this Agreement and the discharge of the Debtor's other obligations hereunder.

9. Indemnification.

         (a) The Debtor agrees to indemnify, reimburse and hold each Secured Party and its successors, assigns, employees, officers, directors, agents, attorneys and servants (collectively, "Indemnities") harmless from and against any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of whatsoever kind and nature imposed on, asserted against, or incurred by any of the Indemnitees, in any way relating to or arising out of this Agreement or in any other way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms hereof, or the preservation of any rights hereunder, or in any way relating to or arising out of the manufacture, processing, ownership, ordering, purchase, delivery, testing, control, lease, possession, operation or other disposition or use of the Collateral by the Indemnitees (including, without limitation, latent or other defects, whether or not discoverable); provided, that the Debtor shall have no obligation to an Indemnitee hereunder to the extent that such indemnified liabilities arise from the gross negligence or willful misconduct of such Indemnitee. Upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, judgment or suit, Debtor shall assume full responsibility for the defense thereof. If any action, suit or proceeding arising from any of the foregoing is brought against any Indemnitee, Debtor shall, if requested by such Indemnitee, defend such action, suit or proceeding. Each Indemnitee shall, unless any other Indemnitee has made the request described in the preceding sentence and such request has been complied with, have the right to employ its own counsel (or internal counsel) to investigate and control the defense of any matter covered by the indemnity set forth in this Section, and the fees and expenses of such counsel shall be paid by the Debtor; provided that, only to the extent no conflict exists between and among the Indemnitees as reasonably determined by the Indemnitees, the Debtor shall not be obligated to pay the fees and expenses or more than one counsel for all Indemnitees as a group with respect to any such matter, action, suit or proceeding.

         (b) Contribution. If and to the extent that the obligations of the Debtor under this Section are unenforceable for any reason, the Debtor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

         (c) Survival. The obligations of the Debtor contained in this Section shall survive the termination of this Agreement and the discharge of the Debtor's other obligations hereunder.

10. Waivers. No act, omission or delay by the Secured Parties or course of dealing between the Secured Parties and the Debtor shall constitute a waiver of the rights and remedies of the Secured Parties hereunder. No single or partial waiver by the Secured Parties of any Event of Default or right or remedy which it may have shall operate as a waiver of any other Event of Default, right or remedy or of the same Event of Default, right or remedy on a future occasion. The Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Obligations or Collateral, and all other notices and demands whatsoever (except as expressly provided herein).

11. Governing Law; Jurisdiction; etc. This Agreement shall be governed by and construed in accordance with the law of the State of New York (without giving effect to the choice of law or conflict of laws principles thereof). Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York, County of Nassau, or of the United States of America for the Eastern District of New York, and, by execution and delivery of this Agreement, each of the Debtor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Debtor hereby knowingly, voluntarily, intentionally and irrevocably waives, in connection with any such action or proceeding: (i) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and
(ii) to the maximum extent not prohibited by law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. The Debtor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set forth in Section 12 below, or at such other address as it may provide to the other parties hereto from time to time. Nothing herein shall affect the right of a Parties hereto to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against a Parties in any other jurisdiction.

12. Notices. Unless otherwise provided herein, all notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a Parties may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) sent by reputable overnight courier by next day, priority, or (iii) sent by registered or certified mail, return receipt requested, postage prepaid.

If to the Debtor:
ValueFlash.com, Inc.
250 West 57th Street
New York, New York 10019
Attention: Shai Bar Lavi, Chief Executive Officer

With a copy in each case to:
Moritt, Hock, Hamroff & Horowitz, LLP
400 Garden City Plaza
Suite 202
Garden City, New York   11530
Attn: Steven A. Horowitz, Esq.

If to The Secured Parties:
CDKnet.com, Inc.
C/o Moritt, Hock, Hamroff & Horowitz, LLP
400 Garden City Plaza, Suite 202
Garden City, New York 11530
Attn: Steven A. Horowitz, Esq.

Steven A. Horowitz
C/o Moritt, Hock, Hamroff & Horowitz, LLP
400 Garden City Plaza, Suite 202
Garden City, New York 11530
Attn: Steven A. Horowitz, Esq.

Dan Roc Limited Partnership
C/o Moritt, Hock, Hamroff & Horowitz, LLP

400 Garden City Plaza, Suite 202
Garden City, New York 11530
Attn: Steven A. Horowitz, Esq.

With a copy in each case to:
Moritt, Hock, Hamroff & Horowitz, LLP
400 Garden City Plaza, Suite 202
Garden City, New York 11530
Attention: Steven A. Horowitz, Esq.

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving Parties at the address of such Parties set forth above,
(ii) if sent by overnight courier, next day delivery, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by registered or certified mail, return receipt requested, on the fifth business day following the day such mailing is made.

13. Amendments and Waivers. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and to such provision, and executed by the Debtor and the Secured Parties.

14. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

15. Benefit of Agreement; Continuing Security Interest. This Agreement and all Obligations shall be binding upon the administrators, successors and assigns of the Debtor and shall, together with the rights and remedies of the Secured Parties hereunder, inure to the benefit of the Secured Parties, their respective successors, endorsees and assigns. This Agreement shall create a continuing security interest in the Collateral which shall remain in full force and effect until payment in full of the Obligations.

16. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

17. Restoration of Rights. In the event that any of the Secured Parties shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined therein or in a later proceeding adversely to the Secured Parties, then and in every such case, the parties hereto shall be restored to their respective former positions and rights hereunder with respect to the Obligations and the Collateral, and all rights, remedies and powers of the Secured Parties shall continued as if no such proceeding had been instituted.

18. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

19. Captions. The captions of the sections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed or caused this Agreement to be executed as a sealed instrument as of the date first above set forth.

DEBTOR:
-------

VALUEFLASH.COM, INC.


By: /s/ Shai Bar Lavi
    --------------------------------------------------------
     Name:  Shai Bar Lavi
     Title:   Chief Executive Officer and
              Chairman of the Board of Directors


SECURED PARTIES:
----------------

CDKNET.COM, INC.


By: /s/ Steven A. Horowitz
    --------------------------------------------------------
     Steven A. Horowitz, Chief Executive Officer


DAN ROC LIMITED PARTNERSHIP
By:  Dan Roc Management Corp., G.P.


By: /s/ Michael Sonnenberg by: Chris Hanscom-Bolton, P.O.A.
    --------------------------------------------------------
     Michael Sonnenberg, President

                                  SCHEDULE "A"
                                  ------------

                               LIST OF COLLATERAL
                               ------------------


PATENT
APPLICATION NUMBER     FILING DATE     APPLICANTS        TITLE
------------------     -----------     ----------        -----

09/588,768             June 6, 2000    Shai Bar Lavi     System and method for
                                       Robert Hopwood    Shlomo Shur
                                                         disseminating
                                                         information over a
                                                         communication network
                                                         according to predefined
                                                         consumer profiles


TRADEMARK SERIAL NUMBER                                   MARK
-----------------------                                   ----

75/950782                                                 VFLASH



Accounts Receivable

Inventory

Equipment